UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 14, 2010
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las
Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-8077
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 14, 2010, MGM MIRAGE (the “Company”), a Delaware corporation, issued a press release announcing that it proposes to offer up to $750 million in aggregate principal amount of convertible senior notes due 2015 (the “Notes”) in a private placement. The Company also announced that it expects to grant to the initial purchasers an option to purchase additional Notes solely to cover over-allotments. A copy of the press release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

No.	Description

99	Text of the press release of the Company dated April 14, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: April 14, 2010	By:	/s/ Troy E. McHenry
Troy E. McHenry
Vice President — Legal Affairs

INDEX TO EXHIBITS

No.	Description

99	Text of the press release of the Company dated April 14, 2010.

4